SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 1, 2005

Strategic Hotel Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757

(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601

(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On April 1, 2005, each of SHC Michigan Avenue, LLC and SHC Chopin Plaza, LLC entered into a Loan Agreement ($128,000,000 Floating Rate Public Company Loan) with German American Capital Corporation, as lender. The principal amount of the loan is $128,000,000 and the interest rate is LIBOR + 1.08984375% per annum. The loan is secured by, among other things, a mortgage on each of the Hotel InterContinental Chicago and Hotel InterContinental Miami.

On April 1, 2005, each of SHC Michigan Avenue Mezzanine I, LLC and SHC Chopin Plaza Mezzanine I, LLC entered into a First Mezzanine Loan Agreement ($45,000,000 Floating Rate Public Company Loan) with German American Capital Corporation, as lender. The principal amount of the loan is $45,000,000 and the interest rate is LIBOR + 2.50% per annum. The loan is secured by, among other things, a pledge of the equity interest held by SHC Michigan Avenue Mezzanine I, LLC in SHC Michigan Avenue, LLC and a pledge of the equity interest held by SHC Chopin Plaza Mezzanine I, LLC in SHC Chopin Plaza, LLC.

On April 1, 2005, each of SHC Michigan Avenue Mezzanine II, LLC and SHC Chopin Plaza Mezzanine II, LLC entered into a Second Mezzanine Loan Agreement ($29,000,000 Floating Rate Public Company Loan) with German American Capital Corporation, as lender. The principal amount of the loan is $45,000,000 and the interest rate is LIBOR + 3.50% per annum. The loan is secured by, among other things, a pledge of the equity interest held by SHC Michigan Avenue Mezzanine II, LLC in SHC Michigan Avenue Mezzanine I, LLC and a pledge of the equity interest held by SHC Chopin Plaza Mezzanine II, LLC in SHC Chopin Plaza Mezzanine I, LLC.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits. A copy of the agreements reported in Item 1.01 hereof have been filed as exhibits to this report and are incorporated by reference herein.

Exhibit No.	Description

10.1	Loan Agreement ($128,000,000 Floating Rate Public Company Loan) dated as of April 1, 2005 between the Borrowers named therein, as Borrowers, and German American Capital Corporation, as Lender

10.2	First Mezzanine Loan Agreement ($45,000,000 Floating Rate Public Company Loan) dated as of April 1, 2005 between SHC Michigan Avenue Mezzanine I, LLC and SHC Chopin Plaza Mezzanine I, LLC, as Borrowers, and German American Capital Corporation, as Lender

10.3	Second Mezzanine Loan Agreement ($29,000,000 Floating Rate Public Company Loan) dated as of April 1, 2005 between SHC Michigan Avenue Mezzanine II, LLC and SHC Chopin Plaza Mezzanine II, LLC, as Borrowers, and German American Capital Corporation, as Lender

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTEL CAPITAL, INC.

April 7, 2005	By:	/S/ PATRICIA A. NEEDHAM
Name: Patricia A. Needham
Title: Assistant Secretary